As filed with the Securities and Exchange Commission on October 21, 2011

Registration No. 333-175307

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 4
TO THE
FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

WORLD SURVEILLANCE GROUP INC.
(Exact name of Registrant as specified in its charter)

Delaware	3721	88-0292161
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

State Road 405, Building M6-306A, Room 1400
Kennedy Space Center, FL 32815
(321) 452-3545
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Glenn D. Estrella
Chief Executive Officer
World Surveillance Group Inc.
State Road 405, Building M6-306A, Room 1400
Kennedy Space Center, FL 32815
(321) 452-3545
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Barbara M. Johnson, Esq. World Surveillance Group Inc. State Road 405, Building M6-306A, Room 1400 Kennedy Space Center, FL 32815 (321) 452-3545	Stephen M. Fleming, Esq. Fleming PLLC 49 Front Street, Suite 206 New York, NY 11570 (516) 442-3614

Approximate date of commencement of the proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.   ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller Reporting Company ☑

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Security (2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.00001 par value per share (3)	22,588,332	$0.105	$2,371,775	$276	*

* previously paid.

(1)
In accordance with Rule 416 under the Securities Act, the registrant is also registering hereunder an indeterminate number of shares that may be issued and resold resulting from stock splits, stock dividends, or similar transactions.

(2)
Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act, using the average of the high and low prices as reported on the OTCBB on June 28, 2011.

(3)	This Registration Statement covers the resale by certain selling stockholders of up to 22,588,332 shares of common stock acquired in two private placements that closed on May 4, 2011 and May 27, 2011.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 4 to Registration Statement on Form S-1 is being filed solely to re-file a revised Exhibit 10.40.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we have duly caused this Amendment No. 4 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Kennedy Space Center, State of Florida, on the 21st day of October, 2011.

WORLD SURVEILLANCE GROUP INC.

By:	/s/ Glenn D. Estrella
Glenn D. Estrella
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Glenn D. Estrella	Chief Executive Officer, President and Director (Principal Executive Officer)	October 21, 2011
Glenn D. Estrella

/s/ W. Jeffrey Sawyers	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	October 21, 2011
W. Jeffrey Sawyers

/s/ Michael K. Clark*	Director	October 21, 2011
Michael K. Clark

/s/ Kevin S. Pruett*	Director	October 21, 2011
Kevin S. Pruett

/s/ Wayne P. Jackson*	Director	October 21, 2011
Wayne P. Jackson

/s/ Anita S. Hulo*	Director	October 21, 2011
Anita S. Hulo

* By:	/s/ Glenn D. Estrella
(Glenn D. Estrella, Attorney-in-fact)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1
Certificate of Correction for the Series E Preferred Stock of the Company (filed as an Exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on March 30, 2011 and incorporated herein by reference)

3.2	Amended and Restated By-Laws of the Company (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on March 7, 2011 and incorporated herein by reference)
3.3	Restated Certificate of Incorporation (filed as an Exhibit to the Company’s Registration Statement on Form S-1, as filed with the SEC on July 1, 2011 and incorporated herein by reference)
3.4
Certificate of Ownership of Sanswire Corp. and World Surveillance Group Inc. dated April 4, 2011 (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 19, 2011 and incorporated herein by reference)

4.1
Form of Subscription Agreement between the Company and the Investors (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 24, 2009 and incorporated herein by reference)

4.2	7% Convertible Debenture (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 24, 2009 and incorporated herein by reference)
4.3	Form of Class A Warrant (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 24, 2009 and incorporated herein by reference)
4.4	Form of Class B Warrant (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 24, 2009 and incorporated herein by reference)
4.5
Securities Purchase Agreement, dated November 10, 2010, by and among the Company and the purchasers identified therein (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on November 10, 2010 and incorporated herein by reference)

4.6	Form of Common Stock Purchase Warrant (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 1, 2011 and incorporated herein by reference)
4.7
Securities Purchase Agreement, dated November 23, 2010, by and among the Company and the purchasers identified therein (filed as an Exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on March 30, 2011 and incorporated herein by reference)

4.8	Form of Common Stock Purchase Warrant (filed as an Exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on March 30, 2011 and incorporated herein by reference)
4.9
Stock Purchase Agreement, dated May 2, 2011, by and among the Company and the purchasers identified therein (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on May 9, 2011 and incorporated herein by reference)

4.10
Registration Rights Agreement, dated May 2, 2011, by and among the Company and the purchasers identified therein (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on May 9, 2011 and incorporated herein by reference)

4.11
Stock Purchase Agreement, dated May 27, 2011, by and among the Company and the purchasers identified therein (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on June 2, 2011 and incorporated herein by reference)

4.12
Registration Rights Agreement, dated May 2, 2011, by and among the Company and the purchasers identified therein (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on June 2, 2011 and incorporated herein by reference)

5.1	Opinion of Fleming PLLC (filed as an Exhibit to the Company’s Registration Statement on Form S-1, as filed with the SEC on July 1, 2011 and incorporated herein by reference)
10.1
Credit Facility Agreement, dated April 15, 2009, by and between Sanswire Corp. and Global Telesat Corp. (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 21, 2009 and incorporated herein by reference)

10.2
Assignment and Assumption Agreement, dated April 15, 2009, by and between Sanswire Corp., Global Telesat Corp. and International Legal Consultants (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 21, 2009 and incorporated herein by reference)

10.3
Services Agreement, dated April 15, 2009, by and between Sanswire Corp. and Global Telesat Corp. (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 21, 2009 and incorporated herein by reference)

10.4
Amendment to the Subscription Agreement, dated September 17, 2008, by and between Sanswire Corp. and Global Telesat Corp., dated April 17, 2009 (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 21, 2009 and incorporated herein by reference)

10.5
Loan Termination Agreement, dated April 17, 2009, by and among Sanswire Corp., Jonathan D. Leinwand and Global Telesat Corp. (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 21, 2009 and incorporated herein by reference)

10.6
Subscription Agreement, dated April 17, 2009, by and between Sanswire Corp. and Global Telesat Corp. (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 21, 2009 and incorporated herein by reference)

10.7+
Employment Agreement, dated October 6, 2010, by and between the Company and Barbara M. Johnson (filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on November 12, 2010 and incorporated herein by reference)

10.8+
Amended and Restated Employment Agreement, dated December 27, 2010, by and between the Company and Glenn D. Estrella (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on January 3, 2011 and incorporated herein by reference)

10.09+
Employment Agreement, dated February 8, 2011, by and between the Company and Jeffrey Sawyers (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 8, 2011 and incorporated herein by reference)

10.10+	Form of Indemnification Agreement (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 8, 2011 and incorporated herein by reference)
10.11	Form of Option Agreement (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on January 3, 2011 and incorporated herein by reference)
10.12
Mutual Release and Separation Agreement by and between the Company and David A. Christian (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 12, 2010 and incorporated herein by reference)

10.13
Mutual Release and Separation Agreement by and between the Company and William J. Hotz (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 12, 2010 and incorporated herein by reference)

10.14
Purchase Agreement, dated April 20, 2010, by and between the Company and Global Telesat Corp. (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on April 27, 2010 and incorporated herein by reference)

10.15
Amendment to Purchase Agreement, dated December 20, 2010, by and between the Company and Global Telesat Corp. (filed as an Exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on March 30, 2011 and incorporated herein by reference)

10.16+
Letter Agreement, dated April 21, 2009, by and between the Company and Wayne Jackson (filed as an Exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on March 30, 2011 and incorporated herein by reference)

10.17+
Letter Agreement, dated June 23, 2010, by and between the Company and Michael K. Clark (filed as an Exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on March 30, 2011 and incorporated herein by reference)

10.18
Escrow and Stock Purchase Agreement, dated September 29, 2010, by and among the Company, Michael K. Clark and Hinshaw & Culbertson LLP (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on September 30, 2010 and incorporated herein by reference)

10.19
First Amendment to Escrow and Stock Purchase Agreement, dated December 27, 2010, by and among the Company, Michael K. Clark and Hinshaw & Culbertson LLP (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on January 3, 2011 and incorporated herein by reference)

10.20
Stock Purchase Agreement, dated December 27, 2010, by and between the Company and Michael K. Clark (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on January 3, 2011 and incorporated herein by reference)

10.21+
Agreement dated December 27, 2010, by and between the Company and Glenn D. Estrella (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on January 3, 2011 and incorporated herein by reference)

10.22
Agreement dated September 30, 2010, by and between the Company and Rocky Mountain Advisers Corp. (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on October 12, 2010 and incorporated herein by reference)

10.23
Agreement dated September 30, 2010, by and between the Company and Jonathan Leinwand (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on October 12, 2010 and incorporated herein by reference)

10.24
Agreement dated September 30, 2010, by and between the Company and Daniyel Erdberg (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on October 12, 2010 and incorporated herein by reference)

10.25
GlobeTel Communications Corp. 2004 Employee Stock Option Plan (filed as an Exhibit to the Company’s Registration Statement on Form S-8, as filed with the SEC on March 8, 2005 and incorporated herein by reference)

10.26
Settlement Agreement by and among the Company and TAO Technologies GmbH, Dr. Bernd-H Kroeplin and Global Telesat Corp., dated March 22, 2011 (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on March 28, 2011 and incorporated herein by reference)

10.27+
Non-Qualified Stock Option Agreement dated March 30, 2011 with Michael K. Clark ( filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 16, 2011 and incorporated herein by reference)

10.28+
Non-Qualified Stock Option Agreement dated March 30, 2011 with Glenn D. Estrella ( filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 16, 2011 and incorporated herein by reference)

10.29+
Non-Qualified Stock Option Agreement dated March 30, 2011 with W. Jeffrey Sawyers ( filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 16, 2011 and incorporated herein by reference)

10.30+
Non-Qualified Stock Option Agreement dated March 30, 2011 with Barbara M. Johnson ( filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 16, 2011 and incorporated herein by reference)

10.31	Form of Common Stock Purchase Warrant (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on February 1, 2011 and incorporated herein by reference)
10.32
Settlement Agreement dated May 17, 2011 between the Company and Hudson Bay Fund LP and Hudson Bay Master Fund Ltd. (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on May 20, 2011 and incorporated herein by reference)

10.33
Stock Purchase Agreement by and among World Surveillance Group Inc., Global Telesat Corp., Growth Enterprise Fund, S.A. and David Phipps dated May 25, 2011  (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on May 31, 2011 and incorporated herein by reference)

10.34
Option Agreement by and among World Surveillance Group Inc., Global Telesat Corp., and Growth Enterprise Fund, S.A. dated May 25, 2011  (filed as an Exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on May 31, 2011 and incorporated herein by reference)

10.35
Letter Agreement dated June 30, 2003 between Global Telesat Corp. and Globalstar (filed as an Exhibit to the Company’s Amendment No. 1 to Form S-1, as filed with the SEC on September 1, 2011 and incorporated herein by reference)

10.36
Letter Agreement dated August 7, 2003 between Global Telesat Corp. and Globalstar (filed as an Exhibit to the Company’s Amendment No. 1 to Form S-1, as filed with the SEC on September 1, 2011 and incorporated herein by reference)

10.37	Agreement dated May 4, 2005 between Globalstar LLC and Globalnet Corporation

10.38
Assignment and Assumption Agreement dated July 28, 2005 by and among Globalstar LLC, Globalnet Corporation and Global Telesat Corp. (filed as an Exhibit to the Company’s Amendment No. 1 to Form S-1, as filed with the SEC on September 1, 2011 and incorporated herein by reference)

10.39	Agreement dated August 16, 2006 between Global Telesat Corp. and Globalstar, Inc.
10.40*	Agreement dated February 10, 2011 between Global Telesat Corp. and Globalstar, Inc. (portions of this Exhibit have been redacted pursuant to a request for confidential treatment submitted to the SEC)
21.1	List of the Company’s Subsidiaries (filed as an Exhibit to the Company’s Registration Statement on Form S-1, as filed with the SEC on July 1, 2011 and incorporated herein by reference)
23.1
Consent of Independent Auditors for WSGI Financials (filed as an Exhibit to the Company’s Registration Statement on Form S-1, as filed with the SEC on July 1, 2011 and incorporated herein by reference)

23.2	Consent of Fleming PLLC (see Exhibit 5.1) (filed as an Exhibit to the Company’s Registration Statement on Form S-1, as filed with the SEC on July 1, 2011 and incorporated herein by reference)
23.3	Consent of Independent Auditors for GTC Financials (filed as an Exhibit to the Company’s Amendment No. 1 to Form S-1, as filed with the SEC on September 1, 2011 and incorporated herein by reference)
24.1	Power of Attorney (contained on Signature Page of Form S-1)

*          Filed herewith.

+          Indicates a management contract or compensatory plan.